[LOGO]
                                                      MANAGED BY
          [LOGO]                                      EQUITILINK
         THE FIRST                                   INTERNATIONAL
       COMMONWEALTH                                   MANAGEMENT
           FUND                                        LIMITED
--------------------------------------------------------------------------------
Quarterly Report July 31, 1999

Highlights

o 6.2% of assets invested in Asia

o 7.6% per annum return since inception based upon net asset value

o The Fund's discount to NAV narrowed over the quarter

o 8.8% per annum cash distribution rate based on a share price of $10.75 on July 31, 1999

o 90.3% invested in securities rated or deemed equivalent to AA/Aa or better

                               [GRAPHIC OMITTED]

                               www.equitilink.com

                                   NYSE - FCO

                       Managed by EquitiLink International
                               Management Limited

                     Advised by EquitiLink Australia Limited

                      ALL AMOUNTS ARE IN US DOLLARS UNLESS
                                OTHERWISE STATED
                                                          letter to Shareholders
================================================================================
                                                              September 10, 1999

Dear Shareholder,

      We are pleased to present this "new-look" Quarterly Report which covers the activities of The First Commonwealth Fund, Inc. (the "Fund") for the three months ended July 31, 1999. Included in this report is a review of the Australian, Canadian, New Zealand, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited.

Global Expansion: 6.2% of assets invested in Asia

      At the Fund's 1999 annual shareholders' meeting, shareholders voted to amend the Fund's mandate, allowing it to invest in global debt securities.

      The Fund commenced investing in global bond markets in May and, on July 31, 1999, held 6.2% of assets in Asia, a region which presents attractive opportunities. The Investment Manager's initial target is to increase this to 10% of the Fund's assets.

      The ability to selectively invest in global debt securities should allow the Fund to capitalize on the higher interest rates and potential for future capital gains than are currently available in the Commonwealth countries. This supports our goal of providing a very competitive yield for the Fund's shareholders.

Investment Performance: 7.6% per annum return since inception

      The Fund's total return based on Net Asset Value (NAV) in US dollar terms was -4.5% over the three months to July 31, 1999. Performance was diminished by the depreciation of the Australian, New Zealand and Canadian dollars against the US dollar, as well as higher bond yields in all Commonwealth bond markets. Asian investments had a minor impact, given they were introduced part way through the quarter and represent a small percentage of the Fund. Since inception, the Fund's NAV has returned 7.6% per annum to July 31, 1999.

Share Price Performance: The Fund's discount to NAV narrowed over the quarter

      As of July 31, 1999, the Fund's share price was $10.75, which represented a discount of 13.4% to the NAV. The discount has narrowed substantially from 20.6% three months ago. The total investment return, based on the Fund's share price and assuming reinvestment of distributions, was 4.1% over the latest quarter.

Distributions: 8.8% annual cash distribution rate

      Distributions to common shareholders for the year ended July 31, 1999 totalled 94.5 cents per share. Based on the share price of $10.75 on July 31, 1999, the cash distribution rate over the last 12 months was 8.8%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

                                               The First Commonwealth Fund, Inc.
================================================================================

      On March 26, 1999, the Board announced its intention to maintain its monthly distribution of 7.75 cents per share for at least the next 12 months, commencing with the May distribution and subject to periodic review by the Board. Under this policy, 7.75 cents per share was declared for the month of September, to be paid on October 15, 1999.

Year 2000 Compliance

      The EquitiLink Group has taken steps to determine that the computer systems and equipment we use can deal with Year 2000 issues and we have sought the same of the Fund's service providers.

      For information on the Fund including weekly updates of share price, NAV, and details of recent distributions, please telephone Investor Relations, toll free on 1-800-543-6217 in the United States.

Yours sincerely,

/s/ Brian M. Sherman      /s/ Laurence S. Freedman             [LOGO]
                                                              THE FIRST
Brian M. Sherman              Laurence S. Freedman          COMMONWEALTH
Chairman                      President                         FUND

--------------------------------------------------------------------------------
                          Explore EquitiLink's Website
                            http//:www.equitilink.com
--------------------------------------------------------------------------------

Dividend Reinvestment and Cash Purchase Plan   The First Commonwealth Fund, Inc.
================================================================================

      We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a participant in the Plan, you will have the convenience of:

      Automatic reinvestment -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

      Lower costs -- shares purchased on your behalf under the Plan will be at reduced brokerage rates;

      Convenience -- the Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

      If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

Report of the Investment Manager               The First Commonwealth Fund, Inc.
================================================================================

Distributions

      During the latest 12 month period, the Fund paid a total of 94.5 cents per share in distributions, consisting of 12 monthly payments of 7.75 cents per share and a special distribution of 1.5 cents. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains if required. On March 26, 1999, the Board announced its intention to maintain its monthly distribution of 7.75 cents per share for at least the next 12 months, commencing with the May distribution and subject to periodic review by the Board. Under this policy, 7.75 cents per share was declared for the month of September, to be paid on October 15, 1999.

      Based upon the July 31, 1999 share price of $10.75, and total distributions of 94.5 cents per share paid over the past 12 months, the Fund provided a cash distribution rate of 8.8%. At the date of this report, with the share price at $10.13, and monthly distributions at 7.75 cents per share, the annualized cash distribution rate to shareholders is 9.3% per annum. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

Net Asset Value (NAV) Performance

      The Fund's NAV per share at July 31, 1999 was $12.42. The Fund's total return based on NAV was -4.5% over three months. Since inception, the Fund has returned 7.6% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV was $12.37 per share.

Share Price Performance

      As of July 31, 1999, the Fund's share price as quoted on the New York Stock Exchange was $10.75, which represented a discount of 13.4% to the NAV. The discount has narrowed substantially from 20.6% three months ago. The total investment return, based on the Fund's share price and assuming reinvestment of distributions, was 4.1% over the latest quarter. At the date of this report, the share price was $10.13, representing a discount of 18.1% to NAV.

Auction Market Preferred Stock (AMPS)

      The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions. The average interest rate paid was 4.81% over the quarter, compared with 4.96% for 30-day commercial paper over the same period. These rates have not increased significantly since the last quarter, despite the Federal Reserve's increase in interest rates on June 30, 1999.

Portfolio Composition                          The First Commonwealth Fund, Inc.
================================================================================

GEOGRAPHIC COMPOSITION/CREDIT EXPOSURE

      The table below shows the geographical composition of the Fund's total investments as of July 31, 1999, compared with the previous quarter and one year ago.

    TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION

--------------------------------------------------------------------------------
                       July 31, 1999        April 30, 1999        July 31, 1998
--------------------------------------------------------------------------------
Australia                  24.3%                 25.8%                25.5%
--------------------------------------------------------------------------------
Canada                     29.2%                 29.6%                30.9%
--------------------------------------------------------------------------------
New Zealand                 8.1%                 11.0%                 9.3%
--------------------------------------------------------------------------------
United Kingdom             32.1%                 32.8%                34.1%
--------------------------------------------------------------------------------
United States*              0.1%                  0.8%                 0.2%
--------------------------------------------------------------------------------
Asia                        6.2%                   --                   --
--------------------------------------------------------------------------------
Total Fund                100.0%                100.0%               100.0%
--------------------------------------------------------------------------------

* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.

CURRENCY COMPOSITION

      The table below shows the currency composition of the Fund's total investments as of July 31, 1999, compared with the previous quarter and one year ago.

        TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- CURRENCY ALLOCATION

--------------------------------------------------------------------------------
                     July 31, 1999         April 30, 1999          July 31, 1998
--------------------------------------------------------------------------------
Australia                24.3%                  25.8%                  25.5%
--------------------------------------------------------------------------------
Canada                   29.2%                  29.6%                  30.9%
--------------------------------------------------------------------------------
New Zealand               8.1%                  11.0%                   9.3%
--------------------------------------------------------------------------------
United Kingdom           32.1%                  32.8%                  34.1%
--------------------------------------------------------------------------------
United States*            2.2%                   0.8%                   0.2%
--------------------------------------------------------------------------------
Asia                      4.1%                    --                     --
--------------------------------------------------------------------------------
Total Fund              100.0%                 100.0%                 100.0%
--------------------------------------------------------------------------------

*     Includes Asian Yankee bond investments.

Portfolio Composition (continued)              The First Commonwealth Fund, Inc.
================================================================================

MATURITY COMPOSITION

      On July 31, 1999, the average maturity of the Fund's assets was 9.1 years, increased from 8.5 years three months ago, to lock in the high yields available from Asian bond investments. The table below shows the maturity composition of the Fund's investments:

TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS -- JULY 31, 1999

--------------------------------------------------------------------------------
                Less than 1 year    1-5 years      5-10 years      Over 10 years
--------------------------------------------------------------------------------
Australia             5.2%           43.3%           45.5%             6.0%
--------------------------------------------------------------------------------
Canada                9.3%           40.7%           11.1%            38.9%
--------------------------------------------------------------------------------
New Zealand          11.2%           55.3%           33.5%             --
--------------------------------------------------------------------------------
United Kingdom        4.0%           25.4%           31.9%            38.7%
--------------------------------------------------------------------------------
United States       100.0%            --              --               --
--------------------------------------------------------------------------------
Asia                  3.1%           43.7%           31.4%            21.8%
--------------------------------------------------------------------------------
Total Fund            6.3%           36.6%           28.9%            28.2%
--------------------------------------------------------------------------------

SECTORAL COMPOSITION

      The table below shows the sectoral composition of the Fund's total investments:

                  TABLE 4: THE FIRST COMMONWEALTH FUND, INC. --
                      SECTORAL COMPOSITION -- JULY 31, 1999

--------------------------------------------------------------------------------
                                 State/
                 Sovereign      Province                Corporate      Cash or
                Govt. Bonds       Bonds     Eurobonds     Bonds      Equivalent
--------------------------------------------------------------------------------
Australia           9.7%          7.3%        3.2%        3.1%          1.0%
--------------------------------------------------------------------------------
Canada             18.8%          3.3%        3.6%        1.2%          2.3%
--------------------------------------------------------------------------------
New Zealand         0.6%          --          1.1%        1.6%          4.8%
--------------------------------------------------------------------------------
United Kingdom     18.1%          --         12.7%         --           1.3%
--------------------------------------------------------------------------------
United States        --           --          --           --           0.1%
--------------------------------------------------------------------------------
Asia                1.9%          --          --          1.8%          2.5%
--------------------------------------------------------------------------------
Total Fund         49.1%         10.6%       20.6%        7.7%         12.0%
--------------------------------------------------------------------------------

Portfolio Composition (concluded)              The First Commonwealth Fund, Inc.
================================================================================

QUALITY OF INVESTMENTS

      On July 31, 1999, 90.3% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Ratings Group or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager.

  TABLE 5: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- JULY 31, 1999

--------------------------------------------------------------------------------
                     AAA/Aaa       AA/Aa          A         BBB/Baa      BB/Ba*
--------------------------------------------------------------------------------
Australia             75.2%        24.8%          --          --           --
--------------------------------------------------------------------------------
Canada                 1.8%        91.1%         7.1%         --           --
--------------------------------------------------------------------------------
New Zealand           22.4%        60.6%        17.0%         --           --
--------------------------------------------------------------------------------
United Kingdom        58.6%        33.8%         7.6%         --           --
--------------------------------------------------------------------------------
Asia                   3.1%          --           --         57.2%       39.7%
--------------------------------------------------------------------------------
Total Portfolio       41.9%        48.4%         5.5%         2.5%        1.7%
--------------------------------------------------------------------------------

*     Below Investment Grade.

Market Review and Outlook                      The First Commonwealth Fund, Inc.
================================================================================

Australia

      Improving expectations for global economic expansion have led to an increase in interest rates by the US Federal Reserve and a correction in Australian bond markets over the past few months. Australian ten-year government bond yields have risen from 5.67% to 6.24% over the last quarter.

      The strength of the US dollar following the US increase in interest rates caused the Australian dollar to appear weak. It depreciated 1.4% over the quarter, to close at 65.20 cents.

      The Investment Manager reduced the Fund's exposure to Australia from 25.8% to 24.3% over the period, in favor of more attractive longer-term opportunities in Asian bond markets.

Canada

      Expectations of a monetary policy tightening led Canadian bond yields to rise over the quarter, from 5.16% to 5.72%.

      The Canadian dollar depreciated 2.8% against the US dollar over the reporting period, to close at 66.61 cents.

      The Fund's exposure to the Canadian markets declined slightly, from 29.6% to 29.2%.

New Zealand

      The New Zealand bond market corrected to a greater extent than the Australian bond market, as there are fears that the New Zealand central bank will raise interest rates. Ten-year government bond yields increased from 5.77% to 6.63% over the period.

      The New Zealand dollar depreciated 5.2% against the US dollar, to close the quarter at 52.96 cents.

      The Fund's exposure to the New Zealand markets was reduced, from 11.0% to 8.1% in favor of more attractive longer-term opportunities in Asian bond markets.

United Kingdom

      More positive economic growth indications led UK bond yields to increase over the quarter. Ten-year government bond yields rose from 4.61% to 5.34%.

      The Pound was the strongest of the Commonwealth currencies, appreciating 0.5% against the US dollar over the quarter, to close at $1.62.

      The Fund's exposure to the UK markets declined slightly, from 32.8% to 32.1%.

Market Review and Outlook (concluded)          The First Commonwealth Fund, Inc.
================================================================================

Asia

Domestic and Yankee (US$ denominated) bonds

      Large balance of payments surpluses, a strong build-up in foreign exchange reserves, declining inflation, appreciating currencies and falling interest rates point to most Asian economies having now emerged from recession.

      Easier monetary and fiscal policy settings, along with more competitive exchange rates, have allowed a reliquification of the region following the credit crunch of a year ago.

      The recovery in Asian economic activity in 1999 has been far more impressive than was expected only a few months ago. A resurgent Korean economy appears to have helped pull much of Asia out of recession. Growth forecasts for most economies within the region continue to be raised.

      These conditions present a generally strong fundamental outlook for Asian domestic and Yankee bonds, but higher US interest rates have led to increased rates in the Asian region over the past quarter.

      Asian bond investment commenced over the quarter. On July 31, 1999, the Fund held a 6.2% exposure to the region, with 2.1% held in Asian Yankee (US$ denominated) bonds.

Currencies

      Asian currencies have generally depreciated against the strong US dollar since investment commenced. On July 31, 1999, the Fund's Asian currency exposure was 4.1%.

Summary of Key Rates                           The First Commonwealth Fund, Inc.
================================================================================

      The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

--------------------------------------------------------------------------------
                           July 31, 1999      April 30, 1999       July 31, 1998
--------------------------------------------------------------------------------
Australia
   90 day bank bills            4.91%               4.81%              5.15%
   10 year bonds                6.24%               5.67%              5.57%
   Australian Dollar          $ 0.65              $ 0.66             $ 0.61
Canada
   90 day bank bills            4.73%               4.52%              4.97%
   10 year bonds                5.72%               5.16%              5.46%
   Canadian Dollar            $ 0.66              $ 0.69             $ 0.66
New Zealand
   90 day bank bills            4.75%               4.64%              7.12%
   10 year bonds                6.63%               5.77%              6.14%
   NZ Dollar                  $ 0.53              $ 0.56             $ 0.51
United Kingdom
   90 day bank bills            4.81%               4.97%              7.40%
   10 year bonds                5.34%               4.61%              5.77%
   British Pound              $ 1.62              $ 1.61             $ 1.63
South Korea
   90 day bank bills            7.52%               6.02%             12.39%
   5 year bonds                 8.81%               7.12%             11.75%
   South Korean Won*          W 1204              W 1158             W 1230
Thailand
   90 day bank bills            3.25%               3.63%             12.75%
   10 year bonds                7.74%               7.55%               N/A
   Thai Baht*                 B   37              B   37             B   40
Philippines
   90 day bank bills            9.56%              10.88%             16.00%
   10 year bonds               15.00%              14.94%             20.15%
   Philippines Peso*          P   39              P   38             P   42
Hong Kong
   90 day bank bills            6.25%               4.94%              8.75%
   5 year bonds                 6.88%               6.52%              9.78%
   Hong Kong Dollar*          HK$7.8              HK$7.8             HK$7.7
US$ Yankee Bonds**
   South Korea                  8.41%               7.43%              9.82%
   Thailand                     8.37%               7.09%              9.95%
   Philippines                  9.29%               8.57%              9.47%

* These currencies are quoted Asian currency per US dollar. The Australian, New Zealand and Canadian dollars and the British pound are quoted US dollars per currency.

**    Ten-year sovereign issues.

Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

EquitiLink International Management Limited

September 1999

Portfolio of Investments (unaudited)
July 31, 1999                                  The First Commonwealth Fund, Inc.
================================================================================

--------------------------------------------------------
Principal Amount
 Local Currency                                 Value
      (000)            Description              (US$)
--------------------------------------------------------
              LONG-TERM INVESTMENTS -- 88.9%
              AUSTRALIA -- 23.5%
              Government and Semi-Government
                Bonds -- 17.1%
              Commonwealth of Australia -- 9.8%
              Commonwealth of Australia,
 A$     1,000   13.00%, 7/15/00 ...........      701,017
        1,500   12.00%, 11/15/01 ..........    1,115,517
        3,000   10.00%, 10/15/02 ..........    2,203,923
        2,000   9.50%, 8/15/03 ............    1,477,549
        3,000   10.00%, 2/15/06 ...........    2,364,022
        2,600   10.00%, 10/15/07 ..........    2,100,811
        2,700   8.75%, 8/15/08 ............    2,059,175
        3,000   7.50%, 9/15/09 ............    2,130,925
                                            ------------
                                              14,152,939
                                            ------------
              New South Wales -- 1.6%
              New South Wales Treasury
                Corporation,
        2,000   8.00%, 12/01/01 ...........    1,370,243
        1,500   7.00%, 4/01/04 ............    1,009,394
                                            ------------
                                               2,379,637
                                            ------------
              Queensland -- 3.3%
              Queensland Treasury
                Corporation,
        3,000   8.00%, 8/14/01 ............    2,049,497
        2,000   8.00%, 5/14/03 (Global) ...    1,394,367
        1,000   8.00%, 9/14/07 ............      710,093
        1,000   8.00%, 9/14/07 (Global) ...      711,788
                                            ------------
                                               4,865,745
                                            ------------
              South Australia -- 0.5%
              South Australia Finance
                Authority,
        1,000   12.50%, 10/15/00 ..........      706,612
                                            ------------
              Victoria -- 1.4%
              Treasury Corporation of
                Victoria,
        2,500   10.25%, 11/15/06 ..........    1,984,949
                                            ------------
              Western Australia -- 0.5%
              Western Australia Treasury
                Corporation,
        1,000   10.00%, 7/15/05 ...........      769,301
                                            ------------
              Total Australian government
                and semi-government bonds
                (cost US$26,513,441) ......   24,859,183
                                            ------------
              Corporate Bonds -- 3.1%
              Services -- 3.1%
              First Australian National
                Mortgage Acceptance
                Corporation,
                Series 22,
        1,911   11.40%, 12/15/01 ..........    1,365,797
              Telstra Corp.,
        2,000   11.50%, 10/15/02 ..........    1,501,817
        2,000   12.00%, 5/15/06 ...........    1,668,468
                                            ------------
              Total Australian corporate
                bonds
                (cost US$4,901,516) .......    4,536,082
                                            ------------
              Eurobonds -- 3.3%
              Financial Services -- 1.2%
              Export Finance & Insurance
                Corporation,
        1,750   11.00%, 12/29/04 ..........    1,375,932
              ING Mercantile Mutual
                Bank Ltd.,
          500   7.125%, 3/13/02 ...........      334,020
                                            ------------
                                               1,709,952
                                            ------------
              Semi-Government -- 0.7%
              South Australia Finance
                Authority,
          500   12.50%, 5/08/01 ...........      362,675
              Treasury Corporation of
                Victoria,
        1,000   9.00%, 6/27/05 ............      736,238
                                            ------------
                                               1,098,913
                                            ------------
              Services -- 0.3%
              State Electricity Commission
                of Victoria,
          535   10.50%, 5/27/03 ...........      400,236
                                            ------------
              Supranational -- 1.1%
              Eurofima,
        2,000   9.875%, 1/17/07 ...........    1,552,151
                                            ------------
              Total Australian eurobonds
                (cost US$4,999,977) .......    4,761,252
                                            ------------
              Total Australian long-term
                investments
                (cost US$36,414,934) ......   34,156,517
                                            ------------

Portfolio of Investments (continued)(unaudited)
July 31, 1999                                  The First Commonwealth Fund, Inc.
================================================================================

--------------------------------------------------------
Principal Amount
 Local Currency                                 Value
      (000)            Description              (US$)
--------------------------------------------------------
              CANADA -- 27.2%
              Government, Provincial and
                Municipal Bonds -- 22.3%
              Canada -- 19.0%
              Canadian Government,
 C$     5,500   7.50%, 3/01/01 ............    3,771,340
        6,000   8.50%, 4/01/02 ............    4,276,619
        5,000   7.25%, 6/01/03 ............    3,509,492
        2,500   7.25%, 6/01/07 ............    1,821,459
        2,000   5.50%, 6/01/09 ............    1,310,498
        8,000   10.25%, 3/15/14 ...........    7,655,582
        4,000   8.00%, 6/1/23 .............    3,392,486
        2,000   9.00%, 6/01/25 ............    1,877,391
                                            ------------
                                              27,614,867
                                            ------------
              Alberta -- 0.6%
              City of Edmonton,
        1,000   9.625%, 2/13/12 ...........      850,706
                                            ------------
              British Columbia -- 1.1%
              Province of British Columbia,
        1,000   10.15%, 8/29/01 ...........      722,842
        1,000   9.50%, 1/09/12 ............      849,660
                                            ------------
                                               1,572,502
                                            ------------
              Ontario -- 1.6%
              Province of Ontario,
        1,000   8.75%, 4/22/03 ............      728,291
        2,000   7.50%, 2/07/24 ............    1,597,655
                                            ------------
                                               2,325,946
                                            ------------
              Total Canadian government,
                provincial and municipal
                bonds
                (cost US$34,427,614) ......   32,364,021
                                            ------------
              Corporate Bonds -- 1.2%
              Diversified Industrials -- 0.7%
              Bell Telephone Company of
                Canada,
          500   10.50%, 7/15/09 ...........      372,742
              Imperial Oil Ltd.,
        1,000   9.875%, 12/15/99 ..........      676,925
                                            ------------
                                               1,049,667
                                            ------------
              Financial Services -- 0.5%
              Bank of Nova Scotia,
        1,000   10.35%, 7/19/01 ...........      718,625
                                            ------------
              Total Canadian corporate
                bonds
                (cost US$2,184,922) .......    1,768,292
                                            ------------
              Eurobonds -- 3.7%
              Diversified Industrials -- 0.2%
              Procter & Gamble Company,
          500   10.875%, 8/15/01 ..........      362,044
                                            ------------
              Financial Services -- 1.0%
              Credit Local de France,
        1,000   6.75%, 3/21/06 ............      688,982
              Rabobank Nederland N.V.,
        1,000   9.00%, 12/22/00 ...........      692,912
                                            ------------
                                               1,381,894
                                            ------------
              Natural Resources -- 1.3%
              Ontario Hydro,
          500   8.50%, 5/26/25 ............      422,186
              Quebec Hydro,
        1,500   7.00%, 6/01/04 ............    1,043,865
              Tokyo Electric Power Company,
          500   10.50%, 6/14/01 ...........      358,247
                                            ------------
                                               1,824,298
                                            ------------
              Provincial and Municipal -- 0.8%
              Metropolitan Municipality of
                Toronto,
          750   9.625%, 5/14/02 ...........      545,264
              Ville de Montreal,
        1,000   6.375%, 2/15/01 ...........      670,064
                                            ------------
                                               1,215,328
                                            ------------
              Supranational -- 0.4%
              Canada (Cayman),
          750   7.25%, 6/01/08 ............      535,522
                                            ------------
              Total Canadian eurobonds
                (cost US$5,769,048) .......    5,319,086
                                            ------------
              Total Canadian long-term
                investments
                (cost US$42,381,584) ......   39,451,399
                                            ------------

Portfolio of Investments (continued)(unaudited)
July 31, 1999                                  The First Commonwealth Fund, Inc.
================================================================================

--------------------------------------------------------
Principal Amount
 Local Currency                                 Value
      (000)            Description              (US$)
--------------------------------------------------------
              NEW ZEALAND -- 3.3%
              Corporate Bonds -- 2.2%
              Diversified Industrials -- 1.1%
              Electricity Corporation of
                New Zealand Ltd.,
 NZ$    1,750   10.00%, 10/15/01 ..........    1,004,318
        1,000   8.00%, 2/15/03 ............      554,703
                                            ------------
                                               1,559,021
                                            ------------
              Financial Services -- 0.2%
              Transpower Finance Ltd.,
          500   8.00%, 6/15/05 ............      273,877
                                            ------------
              Services -- 0.9%
              Housing New Zealand,
        1,500   8.00%, 11/15/06 ...........      819,408
              TCNZ Finance Limited,
        1,000   9.25%, 7/01/02 ............      563,388
                                            ------------
                                               1,382,796
                                            ------------
              Total New Zealand corporate
                bonds
                (cost US$3,490,252) .......    3,215,694
                                            ------------
              Eurobonds -- 1.1%
              Financial Services -- 0.4%
              Primary Industry Bank of
                Australia Limited,
        1,000   8.25%, 3/27/00 ............      539,186
                                            ------------
              Global -- 0.3%
              Canadian Government,
        1,000   6.625%, 10/03/07 ..........      515,407
                                            ------------
              Supranational -- 0.4%
              International Bank for
                Reconstruction and
                Development,
        1,000   7.00%, 9/18/00 ............      537,809
                                            ------------
              Total New Zealand eurobonds
                (cost US$1,777,466) .......    1,592,402
                                            ------------
              Total New Zealand
                long-term investments
                (cost US$5,267,718) .......    4,808,096
                                            ------------
              PHILIPPINES -- 0.7%
              Government Bonds -- 0.7%
              Philippine Government,
 PHP   30,000   11.875%, 6/10/01 ..........      785,448
        7,000   16.50%, 2/25/09 ...........      195,972
                                            ------------
              Total Philippine government
                bonds
                (cost US$999,077) .........      981,420
                                            ------------
              THAILAND -- 0.9%
              Government Bonds -- 0.9%
              Thailand Government,
 THB   24,000   6.125%, 4/12/02 ...........      672,215
       25,000   8.00%, 12/08/06 ...........      704,993
                                            ------------
              Total Thailand government
                bonds
                (cost US$1,391,152) .......    1,377,208
                                            ------------
              UNITED KINGDOM -- 31.1%
              Government Bonds -- 18.2%
              United Kingdom Treasury,
 (pound)  250   8.00%, 12/07/00 ...........      418,188
        1,000   7.00%, 11/06/01 ...........    1,660,932
        2,000   8.00%, 6/10/03 ............    3,481,174
        1,500   6.75%, 11/26/04 ...........    2,540,939
        2,000   7.50%, 12/07/06 ...........    3,584,142
        2,750   8.00%, 12/07/15 ...........    5,854,709
        2,450   8.00%, 6/07/21 ............    5,607,908
        1,700   6.00%, 12/07/28 ...........    3,317,347
                                            ------------
              Total United Kingdom
                government bonds
                (cost US$25,545,307) ......   26,465,339
                                            ------------
              Eurobonds -- 12.9%
              Diversified Industrials -- 1.8%
              British Gas PLC,
        1,400   8.875%, 7/08/08 ...........    2,588,910
                                            ------------
              Financial Services -- 7.0%
              Abbey National Treasury
                Services PLC,
        1,250   8.00%, 4/02/03 ............    2,103,223
              Barclays Bank PLC,
        1,000   9.875%, 5/29/49 ...........    1,894,068
              Halifax Building Society,
        1,500   11.00%, 1/17/14 ...........    3,422,242
              Lloyds Bank PLC,
          500   7.375%, 3/11/04 ...........      827,309
              Prudential Finance B.V.,
        1,000   9.375%, 6/04/07 ...........    1,881,278
                                            ------------
                                              10,128,120
                                            ------------
              Natural Resources -- 1.2%
              Thames Water Utilities
                Finance PLC,
        1,000   10.50%, 11/21/01 ..........    1,749,168
                                            ------------

Portfolio of Investments (concluded)(unaudited)
July 31, 1999                                  The First Commonwealth Fund, Inc.
================================================================================

--------------------------------------------------------
Principal Amount
 Local Currency                                 Value
     (000)            Description               (US$)
--------------------------------------------------------
              Supranational -- 2.9%
              Republic of Finland,
 (pound)1,000   8.00%, 4/07/03 ............    1,694,834
        1,250   10.125%, 6/22/08 ..........    2,531,914
                                            ------------
                                               4,226,748
                                            ------------
              Total United Kingdom
                eurobonds
                (cost US$16,314,720) ......   18,692,946
                                            ------------
              Total United Kingdom
                long-term investments
                (cost US$41,860,027) ......   45,158,285
                                            ------------
              UNITED STATES -- 2.2%
              Yankee Obligations -- 2.2%
              Diversified Industrials -- 1.9%
              Petroliam Nasional Berhad,
 US$    1,000   7.125%, 10/18/06 ..........      878,500
              Reliance Industries Ltd.,
        1,000   10.25%, 1/15/97 ...........      784,817
              Samsung Electronics America,
        1,000   9.75%, 5/01/03 ............    1,015,208
                                            ------------
                                               2,678,525
                                            ------------
              Thailand Government -- 0.3%
              Kingdom of Thailand,
          500   7.07%, 9/30/13 ............      446,825
                                            ------------
              Total United States long-term
                investments
                (cost US$3,253,350) .......    3,125,350
                                            ------------
              Total long-term investments
                (cost US$131,567,842) .....  129,058,275
                                            ------------
              SHORT-TERM INVESTMENTS -- 4.6%
              Australia -- 0.8%
              Banque Nationale de Paris
                Fixed Deposit,
 A$     1,767   4.35%, 8/03/99
                (cost US$1,151,924) .......    1,151,924
                                            ------------
              Canada -- 2.3%
              State Street Bank and Trust
              Company Time Deposit,
 C$     4,942   4.375%, 8/05/99
                (cost US$3,266,964) .......    3,292,208
                                            ------------
              Singapore -- 0.1%
              Singapore Treasury Bills,
 SG$      300   0%, 9/30/99
                (cost US$175,953) .........      177,893
                                            ------------
              United Kingdom -- 1.3%
              State Street Bank and Trust
                Company Fixed Deposit,
 (pound)1,160   5.0625%, 8/05/99
                (cost US$1,842,177) .......    1,878,375
                                            ------------
              United States -- 0.1%
 US$      132 Repurchase Agreement, State
                Street Bank and Trust
                Company, 4.90% dated
                7/30/99, due 08/02/99 in
                the amount of $132,000
                (cost $132,000;
                collateralized by $110,000
                U.S. Treasury Bond, 8.125%
                due 08/15/19; value
                $139,475) .................      132,000
                                            ------------
              Total short-term investments
                (cost US$6,569,018) .......    6,632,400
                                            ------------
              Total Investments -- 93.5%
                (cost US$138,136,860) .....  135,690,675
              Unrealized depreciation
                on forward foreign
                currency exchange
                contracts -- (0.1%) (a) ...      (92,193)
              Other assets in excess of
                liabilities -- 6.6% .......    9,508,949
                                            ------------
              Total Net Assets -- 100.0% .. $145,107,431
                                            ============

(a) Forward foreign currency exchange contracts entered into as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
Purchases
                                                                  Net Unrealized
Contracts to Receive  In exchange For  Settlement Date    Value    Depreciation
--------------------------------------------------------------------------------
KRW 3,501,000,000       $3,000,000         09/15/99     $2,907,807   $(92,193)

Directors                            Officers
================================================================================

Brian M. Sherman, Chairman           Laurence S. Freedman, President
Sir Roden Cutler                     Brian M. Sherman, Vice President
David Lindsay Elsum                  David Manor, Treasurer
Rt. Hon. Malcolm Fraser              Roy M. Randall, Secretary
Laurence S. Freedman                 Ouma Sananikone-Fletcher,
Michael Gleeson-White                   Assistant Vice President and
Michael R. Horsburgh                    Chief Investment Officer
David Manor                          Barry G. Sechos, Assistant Treasurer
William J. Potter                    Allan S. Mostoff, Assistant Secretary
Peter D. Sacks                       Margaret A. Bancroft, Assistant Secretary
Anton E. Schrafl                     Sander M. Bieber, Assistant Secretary
E. Duff Scott
John T. Sheehy
Warren C. Smith

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLE LOGO] Printed on post-consumer recycled paper

INVESTMENT MANAGER

EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey JE45XB
Channel Islands

INVESTMENT ADVISER

EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

CONSULTANT

CIBC Wood Gundy Securities Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada

ADMINISTRATOR

Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1 Heritage Drive
Boston, Massachusetts 02171

AUCTION AGENT

The Chase Manhattan Bank
450 West 33rd St.
New York, New York 10001

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, DC 20006

Stikeman, Elliott
Level 40 Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free: 1-800-543-6217

This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.


The First Commonwealth Fund, Inc.
Box 9095
Princeton, NJ 08543-9095
(609) 282-4600